Exhibit
(10)(iii)(A)25





                    NYNEX EXECUTIVE
                  SEVERANCE PAY PLAN





1.  Overview

    The NYNEX Executive Severance Pay Plan ("Severance
    Pay Plan") is designed to provide specified post-employment payments to certain executives.

    This Severance Pay Plan replaces and supersedes the New York Telephone policy "Separation Allowance and other Payments", the New England Telephone policy "Separation from Active Service with the Company" as to managers only and the NYNEX
    Management Severance Pay Plan, and any other management severance or separation pay plan or program currently in effect in each Employing
    Company.


2.  Type of Plan

    The Severance Pay Plan is classified as a welfare plan under the provisions of the Employee
    Retirement Income Security Act of 1974, as amended ("ERISA"). It is intended to be a Severance Pay Plan as defined in Federal
    Regulation 29 CFR 2510-3-2(b) for a select group of management or highly compensated employees of NYNEX Corporation and its subsidiaries.


3.  Employing Companies

    An "Employing Company" means NYNEX Corporation and each Subsidiary of NYNEX Corporation which elects to participate in the Severance Pay Plan.


4.  Participation

    A "Participant" means any full or part-time management employee who is a member of the Senior Management Compensation Group as designated by the Board of Directors of the manager's
    Employing Company.

5.  Eligibility

    a. "Eligible Participant" -- In order to be eligible to receive benefits under the Severance Pay Plan, a Participant must:

        (i) (Single Executive) --

                 (A)     separate from service, with
                         the consent of the
                         Chairman and Chief
                         Executive Officer of NYNEX
                         Corporation, and

                 (B)     sign a release in the form of
                         Attachment A, or.

        (ii)     (Multiple Executives) --

                 (A)     separate from service pursuant
                         to the terms of the NYNEX
                         Force Management Plan
                         ("FMP")

                    1.   having been designated as
                         either Eligible for
                         Voluntary Separation
                         ("EVS") or Eligible for
                         Voluntary Separation and
                         At-Risk ("EVS-AR"), but

                    2.   notwithstanding the provisions
                         ofsub-paragraph (a)(ii)(A)1.
                         of this paragraph 5., in the
                         event that the number of
                         volunteers who are EVS
                         or EVS-AR exceeds the
                         designated number of
                         volunteers who will be
                         accepted in a given
                         Banding Entity as
                         determined by the Chief
                         Executive Officer of the
                         Business Unit which
                         contains the volunteers
                         or the Chief Executive
                         Officer of NYNEX, then
                         the volunteers who volunteer
                         after the designated number
                         is reached will not be
                         Eligible Participants
                         under this Severance Pay
                         Plan, and

                 (B)     sign a release in the form of
                         Attachment B.

    b. Disqualifications -- A Participant is not an Eligible Participant and may not receive benefits or payments under this Severance
        Pay Plan:

            (i)  Separation for Cause -- if the
                 Participant is separated from
                 service for cause.  The term "cause"
                 in this sub-paragraph shall mean
                 grossly incompetent performance
                 or substantial or continuing



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

                 inattention to or neglect of the
                 duties and responsibilities
                 assigned to the Participant as
                 determined in the sole discretion
                 and judgment of the Chairman and
                 Chief Executive Officer of NYNEX,
                 including but not limited to fraud,
                 misappropriation and embezzlement,
                 involving the Employing Company or
                 any of its subsidiaries or
                 affiliates, or commission of
                 any felony of which the Executive is
                 finally adjudged guilty in a court
                 of competent jurisdiction or a
                 violation of the provisions of
                 the Participant's Executive
                 Retention Agreement entitled
                 Non-Competition and
                 NonSolicitation,
                 Intellectual Property and
                 Proprietary Information,
                 Company Rules; Code of Business
                 Conduct and Modification of Final
                 Judgment, or

            (ii) Divestiture -- if the participant is
                 separated from service with an
                 Employing Company as a
                 consequence of the sale or
                 transfer to another party of the
                 stock or assets of that Employing
                 Company under circumstances where
                 employees are hired or offered
                 employment by the purchaser or
                 transferee or its successors or
                 assignees within (60) days of the
                 employee's separation of service
                 from any Employing Company, or

            (iii)   Employment Agreement -- if the
                    Participant has an employment
                    agreement, other than the
                    Executive Retention
                    Agreement, with an Employing
                    Company which provides for notice
                    from that company prior to the
                    Executive's separation from
                    service, and the Executive is
                    not required to provide services
                    for compensation during that
                    period of time.

6. Severance Payment

   a. The Benefit -- The Severance Payment shall be equal to the Value of the shares of Restricted Stock including reinvested dividends, which are identified as the Retention Award in the Executive's Retention Agreement, but not to exceed two times the Executive's Annual
        Compensation at the time of separation
        from service.

        (i) The Value shall be the mean between the high and lowsale prices of the shares as quoted by the New York Stock
            Exchange-Composite Transactions
            listing for the last day of employment,
            or such other appropriate measurement of fair market value as the Committee on Benefits of the NYNEX Corporation
            Board of Directors shall select.  If





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

            the last day of employment is a non-trading day,then the high and low sale prices for the last trading day prior to such date shall be used.


        (ii)     "Annual Compensation" means the total
                 of all compensation, including
                 wages, salary, and any other
                 benefit of monetary value, whether
                 paid in the form of cash or otherwise
                 which was paid as consideration for
                 the Executive's service during the
                 year preceding the Executive's
                 separation from service, or
                 which would have been so paid at
                 the Executive's usual rate of
                 compensation if the Executive
                 had worked a full year.

    b. Time of Payment -- The Severance Payment shall be madeas soon as practicable after the date the Executive separates from service, but in no event, earlier than 7 days after the Executive has executed and delivered to the Executive's Employing Company a release in the form of either Attachment A, in the case of a single Executive separating from service, or Attachment B, in the case of a group of Executives separating from service.
         In the case of a group of Executives
        separating from service, Attachment C
        should also be prepared and distributed with Attachment B forty-five (45) days before the group of Executives is scheduled to be separated from service.

    c.  Tax Withholding -- the amount of Severance
        Payment issubject to the withholding of
        federal, state and local taxes, FICA and FUTA and SUTA (unemployment taxes) at the time of payment and will be reported on IRS form W-2.

    d. Forfeiture -- if an Eligible Participant is re-employed by the Employing Company or by NYNEX Corporation or any Subsidiary prior to the end of one year, a pro rata share of the Severance Payment shall be repaid to the Company.


7.  Financing of Benefits

    The Severance Payment shall be paid out of the Employing Company's general assets.




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

8. Administration

   a.   Administrator -- NYNEX Corporation, 1113
        Westchester Avenue, White Plains, New
        York 10604, solely administers the Severance
        Pay Plan through the Vice President - Human
        Resources.

   b. Named Fiduciary -- the Committee on Benefits of the NYNEX Corporation Board of Directors is the named fiduciary which shall serve as the final review committee, under the Severance Pay Plan, to determine conclusively any and all questions arising from the administration of the Severance Pay Plan and shall have sole and complete discretionary authority and control to manage the operation and administration of the Severance Pay Plan including but not limited to, the determination of all questions relating to eligibility for participation and benefits, interpretation of all Plan provisions, determination of the amount of benefits payable to any Eligible
        Participant, spouse, heirs or estate, and construction of disputed or doubtful terms.

   c. Delegation -- the named fiduciary under the Severance Pay Plan has delegated to the Vice President - Human Resources (in accordance with paragraph 9) the authority to review all initial claims for severance payments under the terms of the Severance Pay Plan. Any named fiduciary or any fiduciary designated by a named fiduciary may delegate any responsibilities hereunder.


9. Claims Procedure

   a. Who May File -- a Participant, or any person duly authorized by such a participant, may file a written claim for benefits under this Severance Pay Plan if the Participant believes benefits have been unfairly denied under the Severance Pay Plan. Such a claim may only relate to a benefit under the Severance Pay Plan and not any matter under the NYNEX Force Management Plan, the
        Executive's Employment Agreement, or
        any other policy, practice or guidelines of the Executive's Employing Company.

   b.   The written claims may be sent to:

            Vice President - Human Resources
            NYNEX Corporation
            1113 Westchester Avenue
            White Plains, New York 10604



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

   c. When to File Claim -- such claim must be received within 60 days of the events which give rise to the claim.

   d. Disposition of Claims -- if the claim is denied, the claimant will receive written notice of the decision, including the specific reason for the decision, within 90 days of the date the claim was received.

        In some cases, more than 90 days may be needed to make a decision. In such cases the claimant will be notified in writing, within the initial 90-day period, of the reason more time is needed. An additional
        90 days may be taken to make the decision if the claimant is sent such a notice. The extension notice will show the date by which the decision will be sent.


10.     Appeal Procedure

   a. When to Appeal -- a claimant may use this procedure if:

        (i) no reply at all is received by the claimant within 90 days after filing the claim;

        (ii)     a notice has extended the time an
                 additional 90 days and no reply
                 is received within 180 days after
                 filing the claim; or

       (iii)     written denial of the claim for
                 benefits or other matters is
                 received within the proper time
                 limit and the claimant wishes to
                 appeal the written denial.

   If a claim for benefits or review of any other matter under the Severance Pay Plan is denied, the participant, or other duly authorized person, may appeal this denial in writing within 60 days after it is received.

   b. Where to Appeal -- Written request for review of any denied claim should be sent directly to the:

            Committee on Benefits of the NYNEX
            Board of Directors
            1113 Westchester Avenue
            Attention:  Secretary


   The Committee on Benefits of the NYNEX Corporation
   Board of Directors serves as the final review committee under the Severance Pay Plan for all participants.



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

   Unless the Committee on Benefits of the NYNEX
   Corporation Board of Directors sends notice in writing that the claim is a special case needing more time, the Committee on Benefits of the NYNEX Board of Directors will conduct a review and decide on the appeal of the denied claim within 60 days after receipt of the written request for review. If more time is required to make a decision, the Committee on Benefits of the NYNEX Corporation Board of Directors will send notice in writing that there will be a delay and give the reasons for the delay. In such cases, the Committee on Benefits of the NYNEX
   Corporation Board of Directors may have 60 days more, or a total of 120 days, to make a decision.

   c. A claimant who sends a written request for review of a denied claim, has the right to:

        (i) review pertinent Severance Pay Plan
            documents which may be obtained by
            writing to the Committee on Benefits of
            the NYNEX Corporation Board of
            Directors and

        (ii)     send to the Committee on Benefits of
                 the NYNEX Corporation Board of
                 Directors a written statement of
                 the issues and any other documents in
                 support of the claim for benefits or
                 other matters under review.

   d. Disposition of Appeal -- the Committee on Benefits of the NYNEX Corporation Board of Directors' decision shall be given to the claimant in writing within 60 days or, if extended, 120 days, and shall include specific reasons for the decision. If the Committee on Benefits of the NYNEX
        Corporation Board of Directors does not
        give its decision on review within the
        appropriate time span, the claimant may
        consider the claim denied. The decision of the Committee on Benefits of the NYNEX
        Corporation Board of Directors is final
        and binding on all parties.

        A participant in the Severance Pay Plan may have further rights under ERISA, as described in Section 16 entitled
        "Rights of a Plan Participant."


11.     Legal Service

   Process can be served on the Severance Pay Plan
   Administrator by directing such service to Vice President-Human Resources, NYNEX
   Corporation, 1113 Westchester Avenue,
   White Plains, New York 10604.


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

12.  Benefits Not Assigned or Alienated

     Assignment or alienation of any benefits provided by the Severance Pay Plan will not be permitted or recognized except as otherwise authorized by applicable law. This means that, except as required by applicable law, benefits provided under the Severance Pay Plan may not be sold, assigned, or otherwise transferred by or on behalf of a participant.


13.  Plan Records

     The NYNEX Executive Severance Pay Plan and all of its records are kept on a calendar year basis beginning January 1 and ending December 31 of each year.


14.  Plan Identification Numbers

     This Severance Pay Plan is identified by the following numbers under the Internal
     Revenue Service (IRS) Rules.

     a.    Number 13-3180909 assigned by the IRS.

     b.    Number 571 assigned by NYNEX Corporation.


15.  Plan Continuance

     The Committee on Benefits of the NYNEX Corporation
     Board of Directors may amend or terminate this Severance Pay Plan at any time. Any amendments or the termination of the Severance Pay Plan shall not result in the forfeiture of the benefits previously awarded under the Severance Pay Plan.


16.  Plan Documents

     This document is both the Severance Pay Plan and a Summary Plan Description as such terms are defined in ERISA.




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

17.  Rights of a Plan Participant

     As a Participant in this Severance Pay Plan, you are entitled to certain rights and protection under the Employee Retirement Income Security
     Act of 1974 (ERISA).

     ERISA provides that all Severance Pay Plan participants shall be entitled to:

     a. Examine, without charge, all Severance Pay Plan documents and copies of all documents filed by the Severance Pay Plan with the U. S.
        Department of Labor, if any;

     b. Obtain copies of all Severance Pay Plan documents and other Plan information upon written request to the Severance Pay
        Plan Fiduciary. There may be a reasonable charge for such copies.

     In addition to creating rights for Severance Pay
     Plan participants, ERISA imposes duties upon those who are responsible for the operation of employee benefit plans. The people who operate your Severance Pay Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Severance Pay
     Plan participants. No one, including your employer, or any other person, may terminate your employment or otherwise discriminate against you in any way to prevent you from obtaining a benefit or exercising your right under ERISA. If your claim for benefits is denied, in whole or in part, you have certain rights of review as described under Claims and Appeal Procedure Section 9 and 10, respectively, of this Plan.

     Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the Plan Fiduciary and do not receive them within 30 days, you may file suit in a federal court. In such case, the court may require the Plan Fiduciary to provide the materials and pay up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Fiduciary. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If you are discriminated against for asserting your rights, you may seek assistance from the U. S. Department of Labor or you may file suit in a federal court.
     The court will decide who will pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees if, for example, it finds your claim is frivolous. [Arbitration being considered.]

     If you have any questions about the Severance Pay
     Plan, you should contact the Severance Pay Plan
     Fiduciary. If you have any questions about this statement of your rights, or about your rights under ERISA, you should contact your nearest
     Area Office of the U. S. Labor Management
     Services Administration, Department of
     Labor.


































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

NYNEX EXECUTIVE SEVERANCE PAY PLAN


   Attachment A

           SEPARATION AGREEMENT AND RELEASE


In consideration of the fact that I,          (the
employee), have voluntarily and of my own free will, elected to resign and accept a payment
("Severance Payment") in the amount of
, and that NYNEX Corporation, or its subsidiaries and affiliates (hereinafter "NYNEX Corporation" or "the
Company") has agreed to pay me the above amount, I acknowledge and agree to the following:

1. I understand that as of                        my
   employment with                           (the
   Company) will cease.

2. I understand that the Severance Payment is being paid as consideration for my signing this Separation Agreement and Release and that these are benefits to which I would not otherwise have been entitled had I not signed this Separation Agreement and Release.

3. I also understand that, pursuant to the Older
   Workers Benefit Protection Act of 1990, I have the right to consult with an attorney before signing this Separation Agreement and Release, I have 21 days to consider the Release before signing it, and I may revoke the Release within 7 calendar days after signing it.

4. I realize that there are various State and Federal laws that govern my employment relationship with the Company and/or prohibit employment discrimination on the basis of age, color, race, gender, sexual preference/orientation, marital status, national origin, mental or physical disability, religious affiliation or veteran status and that these laws are enforced through the courts and agencies such as the Equal Employment Opportunity Commission,
   Department of Labor and State Human Rights
   Agencies. Such laws include, but are not limited to, Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Employee Retirement Income Security Act of
   1974, as amended, and the Americans with Disabilities Act of 1990. In consideration of the Severance Payment provided for in this Agreement, I intend to give up any rights I may have under these or any other laws or agreements with respect to my employment and termination of employment at the Company and acknowledge that the Company (including NYNEX
   Corporation, its subsidiaries and affiliates) has not (a) discriminated against me, (b) breached any express or implied contract with me, or (c) otherwise acted unlawfully toward me.

NYNEX EXECUTIVE SEVERANCE PAY PLAN





5. Subject to paragraph 6 herein, on behalf of myself, my heirs, executors, administrators, successors and assigns, I release and discharge NYNEX
   Corporation, its successors, assigns,
   subsidiaries, affiliates, directors,
   officers, representatives, agents and
   employees and the fiduciaries of any
   employee benefit plan maintained by any of the foregoing ("Releasees") from any and all claims, including claims for attorneys' and experts' fees and costs, charges, actions and causes of action with respect to, or arising out of, my employment or termination of employment with the Company. This includes, but is not limited to, claims arising under contract, federal, state, or local laws prohibiting age, color, race, gender, sexual preference/orientation, marital status, national origin, mental or physical disability, religious affiliation or veteran status or any other forms of discrimination or claims growing out of the Company's termination of its employees. With respect to any charges that have been or may be filed concerning events or actions relating to my employment or the termination of my employment and which occurred on or before the date of this agreement, I additionally waive and release any right I may have to recover in any lawsuit or proceeding brought by me, an administrative agency, or any other person on my behalf or which includes me in any class. If I breach this paragraph, I understand that I will be liable for all expenses, including costs and reasonable attorney's fees, incurred by any Releasee in defending the lawsuit or charge of discrimination, regardless of the outcome. I agree to pay such expenses within thirty (30) calendar days of written demand. This paragraph is not intended to limit me from instituting legal action for the sole purpose of enforcing this Agreement.


6. I understand that this Separation Agreement and Release in no way affects any rights I may have for benefits under the NYNEX Corporation
   Management Pension Plan or any other applicable
   NYNEX Corporation benefit plan.

NYNEX EXECUTIVE SEVERANCE PAY PLAN




7. In accordance with my existing and continuing obligations to the Company, I have returned or will immediately return to the Company, on or before my termination date, all Company property, including, but not limited to, files, records, computer access codes, computer programs, instruction manuals, business plans, and other property which I prepared or helped to prepare or which came into my possession in connection with my employment with the Company.

8. I affirm my obligation to keep all proprietary
   Company information confidential and not to disclose it to any third party in the future. I understand that the term "proprietary Company information" includes, but is not limited to, technical, marketing, business, financial or other information which constitutes trade secret information or information not available to competitors of the Company, the use or disclosure of which might reasonably be construed to be contrary to the interest of the Company or its subsidiaries or affiliates. I understand that this paragraph does not prevent me from talking with any regulatory or law enforcement agencies.

9. The construction, interpretation and performance of this Agreement shall be governed by the laws of [the state in which I am working on the date of my separation from the Company's payroll].

10. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be unenforceable in any respect under the law of any state or of the United States of America, such unenforceability shall not affect any other provisions of this Separation Agreement and Release, but, with respect only to that jurisdiction holding the provision to be unenforceable, this Separation Agreement and Release shall then be construed as if such unenforceable provision or provisions had never been contained herein.

11. This Separation Agreement and Release contains the entire agreement between the Company and me and fully supersedes any and all prior agreements or understandings pertaining to the subject matter hereof. I represent and acknowledge that in executing this
        Separation Agreement and Release I
        have not relied upon any representation or statement not set forth herein made by any of the Releasees or by any of the Releasee's agents, representatives or attorneys with regard to the subject matter of this Separation Agreement and Release.

NYNEX EXECUTIVE SEVERANCE PAY PLAN





   BY SIGNING THIS SEPARATION AGREEMENT AND RELEASE, I
   STATE THAT: I HAVE READ IT; I UNDERSTAND IT AND
   KNOW THAT I AM GIVING UP IMPORTANT RIGHTS; I
   AGREE WITH EVERYTHING IN IT; I AM AWARE OF MY
   RIGHT TO CONSULT AN ATTORNEY BEFORE SIGNING IT;
   AND I HAVE SIGNED IT KNOWINGLY AND VOLUNTARILY.




Date:
                 Employee Signature



                 Employee Name Printed

NYNEX EXECUTIVE SEVERANCE PAY PLAN



   Attachment B
   (for use until January 1, 1996)


           SEPARATION AGREEMENT AND RELEASE


   In consideration of the fact that I,            (the
   employee), have voluntarily and of my own free
   will, elected to accept          ("Severance
   Payment"), and that NYNEX Corporation, or its subsidiaries and affiliates (hereinafter "NYNEX
   Corporation" or "the Company") has agreed to pay me the above amounts, I acknowledge and agree to the following:

   1.   I understand that as of                      ,
        my employment with                      (the
        Company) will cease.

   2. I have been advised by the Company that I am being separated from the payroll pursuant to the terms of [the NYNEX Corporation Force
        Management Plan/a force reduction].

   3. I understand that the Severance Payment is being paid as consideration for my signing this Separation Agreement and
        Release and that these are benefits to which I would not otherwise have been entitled had I not signed this Separation Agreement and Release.

   4.   I also understand that, pursuant to the Older
        Workers Benefit Protection Act of 1990, I have the right to consult with an attorney before signing this Separation Agreement and Release, I have 45 days to consider the Release before signing it, and I may revoke the Release within 7 calendar days after signing it.

   5. I realize that there are various State and Federal laws that govern my employment relationship with the Company and/or prohibit among other things employment discrimination on the basis of age, color, race, gender, sexual preference/orientation, marital status, national origin, mental or physical disability, religious affiliation or veteran status, and that these laws are enforced through the courts and agencies such as the Equal Employment Opportunity
        Commission, Department of Labor and State
        Human Rights Agencies. Such laws include, but are not limited to, Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act of
        1967, as amended, the Employee Retirement
        Income Security Act of 1974, as

NYNEX EXECUTIVE SEVERANCE PAY PLAN




        amended, and the Americans with Disabilities
        Act of 1990.  In consideration of the
        Severance Payment provided for in this
        Agreement, I intend to give up any rights I may have under these or any other laws or agreements with respect to my employment and termination of employment at the Company and acknowledge that the Company (including
        NYNEX Corporation, its subsidiaries and
        affiliates) has not (a) discriminated
        against me, (b) breached any express or
        implied contract with me, or (c) otherwise acted unlawfully toward me.

   6. Subject to paragraph 7 herein, on behalf of myself, my heirs, executors, administrators, successors and assigns, I release and discharge NYNEX
        Corporation, its successors, assigns,
        subsidiaries, affiliates, directors,
        officers, representatives, agents and
        employees and the fiduciaries of any
        employee benefit plan maintained by
        any of the foregoing ("Releasees") from any and all claims, including claims for attorneys' and experts' fees and costs, charges, actions and causes of action with respect to, or arising out of, my employment or termination of employment with the Company. This includes, but is not limited to, claims arising under contract, federal, state, or local laws prohibiting age, color, race, gender, sexual preference/orientation, marital status, national origin, mental or physical disability, religious affiliation or veteran status or any other forms of discrimination or claims growing out of the Company's termination of its employees.
         With respect to any charges that have been or may be filed concerning events or actions relating to my employment or the termination of my employment, and which occurred on or before the date of this Agreement, I additionally waive and release any right I may have to recover in any lawsuit or proceeding brought by me, an administrative agency, or any other person on my behalf or which includes me in any class. If I breach this paragraph, I understand that I will be liable for all expenses, including costs and reasonable attorney's fees, incurred by any Releasee in defending the lawsuit or charge of discrimination, regardless of the outcome. I agree to pay such expenses within thirty (30) calendar days of written demand. This paragraph is not intended to limit me from instituting legal action for the sole purpose of enforcing this Agreement.

   7. I understand that this Separation Agreement and Release in no way affects any rights I may have for benefits under the NYNEX
        Corporation Management Pension Plan
        or any other applicable NYNEX Corporation benefit plan.

NYNEX EXECUTIVE SEVERANCE PAY PLAN




   8. In accordance with my existing and continuing obligations to the Company, I have returned or will immediately return to the Company, on or before my termination date, all Company property, including, but not limited to, files, records, computer access codes, computer programs, instruction manuals, business plans, and other property which I prepared or helped to prepare or which came into my possession in connection with my employment with the Company.

   9.   I affirm my obligation to keep all proprietary
        Company information confidential and not to disclose it to any third party in the future. I understand that the term
        "proprietary Company information"
        includes, but is not limited to,
        technical, marketing, business, financial or other information which constitutes trade secret information or information not available to competitors of the
        Company, the use or disclosure of
        which might reasonably be construed to be contrary to the interest of the Company or its subsidiaries or affiliates. I understand that this paragraph does not prevent me from talking with any regulatory or law enforcement agencies.

   10.  The construction, interpretation and
        performance of this Agreement shall
        be governed by the laws of [the state in which I am working on the date of my separation from the Company's payroll].

   11. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be unenforceable in any respect under the law of any state or of the United States of America, such unenforceability shall not affect any other provisions of this Separation Agreement and Release, but, with respect only to that jurisdiction holding the provision to be unenforceable, this Separation Agreement and Release shall then be construed as if such unenforceable provision or provisions had never been contained herein.

   12. This Separation Agreement and Release contains the entire agreement between the Company and me and fully supersedes any and all prior agreements or understandings pertaining to the subject matter hereof. I represent and acknowledge that in executing this
        Separation Agreement and Release, I
        have not relied upon any representation or statement not set forth herein made by any of the Releasees or by any of the Releasee's agents, representatives, or attorneys with regard to the subject matter of this Separation Agreement and Release.

NYNEX EXECUTIVE SEVERANCE PAY PLAN




   BY SIGNING THIS SEPARATION AGREEMENT AND RELEASE, I
   STATE THAT:I HAVE READ IT; I UNDERSTAND IT AND
   KNOW THAT I AM GIVING UP IMPORTANT RIGHTS; I
   AGREE WITH EVERYTHING IN IT; I AM AWARE OF MY
   RIGHT TO CONSULT AN ATTORNEY BEFORE SIGNING IT;
   AND I HAVE SIGNED IT KNOWINGLY AND VOLUNTARILY.




Date:
                         Employee Signature



                         Employee Name Printed

NYNEX EXECUTIVE SEVERANCE PAY PLAN



                    Attachment "C"


   The information on this page is being furnished in order to comply with the Older Workers Benefit
   Protection Act of 1990. This information does not in any way affect the benefits that you will receive under this Plan.

   Retained/or Not Participating in the Plan

   (Job title and age)



   Eligible for Voluntary Separation

   (Job title and age)